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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):     September 9, 1997
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                            TEXAS INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




    Delaware                         1-4887                    75-0832210
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(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)              File Number)           Identification Number)


   1341 W. Mockingbird Lane, Suite 700W, Dallas, Texas             75247
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        (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:           (972) 647-6700
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        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On September 9, 1997, the Registrant announced it had reached agreement to purchase Riverside Cement Company, a cement manufacturing and distribution company located in California, from Ssangyong Cement Industrial Co., Ltd., Seoul, Korea. The purchase is expected to be completed prior to January 1998.


ITEM 7.  EXHIBITS.


         Exhibit 5.1     "TXI to Purchase Riverside Cement Company"
                         Press Release (Dallas, Texas - September 9, 1997)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEXAS INDUSTRIES, INC.


Date:  September 15, 1997               By: /s/  ROBERT C. MOORE
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                                            Robert C. Moore
                                            Vice President & Secretary
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                               INDEX TO EXHIBITS



         Exhibit
         Number                   Description
         -------                  -----------

            5.1 "TXI to Purchase Riverside Cement Company" Press Release (Dallas, Texas - September 9,
                                  1997)